Exhibit 10.1

EXECUTION VERSION

SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March 2, 2012 by and among (i) MIDCAP FUNDING V, LLC, a Delaware limited liability company (as assignee of MIDCAP FINANCIAL, LLC, a Delaware limited liability company), with an office located at 7255 Woodmont Avenue, Suite 200, Bethesda, Maryland 20814 (“MidCap”), as collateral agent (“Agent”); (ii) MidCap as a “Lender”; (iii) GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as a “Lender”(MidCap and GECC in their capacities as a “Lender” are each referred to herein as a “Lender”, and are collectively referred to herein as the “Lenders”); (iv) CELLDEX THERAPEUTICS, INC., a Delaware corporation (“Celldex”); and (v) CELLDEX RESEARCH CORPORATION, a Delaware corporation (“Celldex Research”; Celldex and Celldex Research are referred to herein individually and collectively, jointly and severally, as “Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Borrower is indebted to Lenders in connection with a loan arrangement consummated on December 30, 2010, evidenced by, among other documents, a certain Loan and Security Agreement, dated as of December 30, 2010, among Borrower, Agent and MidCap as a “Lender”, as amended by a Joinder and First Loan Modification Agreement, dated as of March 7, 2011, among Borrower, Agent and the Lenders (as amended hereby and as it may be further amended, restated or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.             DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other document pursuant to which collateral security is granted to Agent for the ratable benefit of the Lenders, the “Security Documents”).  Hereinafter, the Loan Agreement and the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.             DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

1.             The Loan Agreement is hereby amended by adding the following text at the end  of the second sentence of  Section 2.2(b) thereof:

“; provided, however, on the Second Loan Modification Date, the amortization schedule of each Lender’s Term Loans shall be revised based upon: (1) the outstanding principal amount of such Lender’s Term Loans on the Second Loan Modification Date and (2) a straight-line principal amortization schedule ending on the Maturity Date.”

2.             The Loan Agreement is hereby amended by deleting the following text appearing as Sections 2.2(c) and 2.2(d) thereof:

“(c)  Mandatory Prepayments.   If the Term Loans are accelerated following the occurrence of an Event of Default,

Borrower shall immediately pay to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans and all other Obligations, plus accrued and unpaid interest thereon, (ii) the Final Payment, (iii) the Prepayment Fee, plus (iv) all other sums that shall have become due and payable, including Lenders’ Expenses.

(d)  Permitted Prepayment of Loans.  Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Agent of its election to prepay the Term Loans at least five (5) Business Days prior to such prepayment, and (ii) pays to each Lender in accordance with its respective Pro Rata Share, on the date of such prepayment, an amount equal to the sum of (A) all outstanding principal of the Term Loans and all other Obligations, plus accrued interest thereon, (B) the Final Payment, (C) the Prepayment Fee, and (D) all other sums that shall have become due and payable, including Lenders’ Expenses.”

and inserting in lieu thereof the following:

“(c)  Mandatory Prepayments.   If the Term Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans and all other Obligations, plus accrued and unpaid interest thereon, (ii) the Final Payment (to the extent not previously paid in full), (iii) the Additional Final Payment, (iv) the Prepayment Fee, plus (v) all other sums that shall have become due and payable, including Lenders’ Expenses.

(d)  Permitted Prepayment of Loans.   Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Agent of its election to prepay the Term Loans at least five (5) Business Days prior to such prepayment, and (ii) pays to each Lender in accordance with its respective Pro Rata Share, on the date of such prepayment, an amount equal to the sum of (A) all outstanding principal of the Term Loans and all other Obligations, plus accrued interest thereon, (B) the Final Payment (to the extent not previously paid in full), (C) the Additional Final Payment,  (D) the Prepayment Fee, and (E) all other sums that shall have become due and payable, including Lenders’ Expenses.”

3.             The Loan Agreement is hereby amended by deleting the following text appearing as Section 2.4(b) thereof:

“(b) Final Payment.  The Final Payment, when due under Section 2.2(c) or 2.2(d), upon acceleration of the Term Loans, or otherwise on the Maturity Date, to be shared among the Lenders in accordance with their respective Pro Rata Shares;”

and inserting in lieu thereof the following:

“(b)  Final Payment and Additional Final Payment.  (i) The Final Payment, when due under Section 2.2(c) or 2.2(d), upon acceleration of the Term Loans, or otherwise on December 30, 2013,  to be shared among the Lenders in accordance with their respective Pro Rata Shares, and (ii) the Additional Final Payment, when due under Section 2.2(c) or 2.2(d), upon acceleration of the Term Loans, or otherwise on the Maturity Date, to be shared among the Lenders in accordance with their respective Pro Rata Shares;”

4.             The Loan Agreement is hereby amended by deleting each of the following definitions appearing in Section 14.1 thereof:

““Final Payment” is a payment (in addition to and not in substitution for the regular monthly payments of principal plus accrued interest) due on the earlier to occur of (a) the Maturity Date, or (b) the acceleration of any Term Loan, or (c) the prepayment of a Term Loan pursuant to Section 2.2(c) or (d), equal to the original Term Loan Commitment for each Term Loan being so repaid multiplied by the Final Payment Percentage.

“Maturity Date” means December 30, 2013.

“Obligations” are all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Fee, the Final Payment, and other amounts Borrower owes the Lenders now or later, under this Agreement or the other Loan Documents, including, without limitation, interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Agent, and the performance of Borrower’s duties under the Loan Documents.

“Prepayment Fee” means with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

(i)            for a prepayment made on or after the Funding Date through and including the date which is twelve (12) months after the Funding Date, four percent (4.00%) of the original Term Loan Commitments;

(ii)           for a prepayment made after the date which is twelve (12) months after the Funding Date through and including the date which is twenty-four (24) months after the Funding Date, two percent (2.00%) of the original Term Loan Commitments; and

(ii)           for a prepayment made after the date which is twenty-four (24) months after the Funding Date and prior to the Maturity Date, one percent (1.00%) of the original Term Loan Commitments.”

and inserting in lieu thereof each of the following:

““Final Payment” is a payment (in addition to and not in substitution for the regular monthly payments of principal plus accrued interest) due on the earlier to occur of (a) December 30, 2013, or (b) the acceleration of any Term Loan, or (c) the prepayment of a Term Loan pursuant to Section 2.2(c) or (d), equal to the original Term Loan Commitment for each Term Loan being so repaid multiplied by the Final Payment Percentage.

“Maturity Date” means December 30, 2014.

“Obligations” are all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Fee, the Final Payment, the Additional Final Payment, and other amounts Borrower owes the Lenders now or later, under this Agreement or the other Loan Documents, including, without limitation, interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Agent, and the performance of Borrower’s duties under the Loan Documents.

“Prepayment Fee” means with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

(i)            for a prepayment made on or after the Funding Date through and including the date which is twelve (12) months after the Funding Date, four percent (4.00%) of the original Term Loan Commitments;

(ii)           for a prepayment made after the date which is twelve (12) months after the Funding Date through and including the date which is twenty-four (24) months after the Funding Date, two percent (2.00%) of the original Term Loan Commitments;

(iii)          for a prepayment made after the date which is twenty-four (24) months after the Funding Date and prior to December

30, 2013, one percent (1.00%) of the original Term Loan Commitments; and

(iv)          for a prepayment made on or after December 30, 2013, zero .”

5.             The Loan Agreement shall be amended by adding the following definitions in Section 14.1 thereof in alphabetical order:

““Additional Final Payment” is a payment (in addition to and not in substitution for the regular monthly payments of principal plus accrued interest and the Final Payment) due on the earlier to occur of (a) the Maturity Date, or (b) the acceleration of any Term Loan, or (c) the prepayment of a Term Loan pursuant to Section 2.2(c) or (d), equal to the original Term Loan Commitment for each Term Loan being so repaid multiplied by the Additional Final Payment Percentage.

“Additional Final Payment Percentage” is one-quarter of one percent (0.25%).

“Second Loan Modification Date” is March 2, 2012.”

4.             MODIFICATION FEE AND EXPENSES.  Borrower shall pay to the Lenders a modification fee in the amount of $25,000, which fee shall be due on the date hereof, shall be deemed fully earned as of the date hereof, and shall be shared among the Lenders in accordance with their respective Pro Rata Share.  Borrower shall also reimburse Agent and the Lenders for all legal fees and out-of pocket expenses incurred in connection with this Loan Modification Agreement.

5.             RATIFICATION OF LOAN DOCUMENTS.  By executing and delivering this Loan Modification Agreement, each Borrower and each Guarantor hereby (i) reaffirms, ratifies and confirms its obligations under the Loan Agreement and the other Loan Documents, as applicable, (ii) agrees that this Loan Modification Agreement shall be a “Loan Document” under the Loan Agreement and (iii) hereby expressly agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following this Amendment and any other action contemplated in connection herewith.  Borrower and each Guarantor hereby ratifies, confirms, and reaffirms all terms and conditions of all security and other collateral granted to Agent for the ratable benefit of the Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

6.             PERFECTION CERTIFICATE.  Borrower hereby ratifies, confirms and reaffirms, [all and singular,] the terms and disclosures contained in Borrower’s Perfection Certificate dated as of December 30, 2010 as updated by the Perfection Certificate dated March 7, 2011 delivered by Borrower to Agent and the Lenders as updated by the marked perfection certificate attached hereto as Exhibit A (collectively, the “Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Borrower provided to Agent and the Lenders in such Perfection Certificate have not changed, as of the date hereof.

7.             NO DEFENSES OF BORROWER.  Borrower and each Guarantor hereby acknowledges and agrees that no Borrower and/or Guarantor has any offsets, defenses, claims, or counterclaims against Agent and/or the Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Agent and/or the Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby

RELEASES Agent and/or the Lenders from any liability with respect thereto.  Notwithstanding the generality of the foregoing, each Borrower and each Guarantor waives, releases and agrees (and shall cause each other Borrower and Guarantor to waive, release and agree) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.  This provision shall survive the termination of this Loan Modification Agreement, the Loan Agreement and the other Loan Documents.

8.             REPRESENTATIONS AND WARRANTIES.  To induce Agent and the Lenders to enter into this Loan Modification Agreement Borrower does hereby warrant, represent and covenant to Agent and Lenders that after giving effect to this Loan Modification Agreement (i) each representation and warranty of Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct in all material respects on and as of the date of  this Loan Modification Agreement as if such representation or warranty were made on and as of the date of  this Loan Modification Agreement (except to the extent that any such representation or warranty expressly relates to a prior specific date or period, and then is true and correct in all material aspects as of such prior date or period), (ii) no Default or Event of Default has occurred and is continuing as of the date hereof, and (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Loan Modification Agreement and this Loan Modification Agreement is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

9.             CONTINUING VALIDITY.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  The Lenders’ agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Agent or the Lenders to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Agent, the Lenders and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by the Lenders in writing.  No maker will be released by virtue of this Loan Modification Agreement.

10.           CONDITION PRECEDENT TO EFFECTIVENESS OF THIS LOAN MODIFICATION AGREEMENT.  This Loan Modification Agreement shall become effective as of date referred to above upon the receipt by Agent, in form and substance satisfactory to Agent and Lenders, of each of the following items:

A.            duly executed original signatures to this Loan Modification;

B.            re-delivery or supplemental delivery of the items required by the following sections of the Loan Agreement to the extent necessary to reasonably address changes since the Effective Date, each in form and substance reasonably satisfactory to Agent and the Lenders: 3.1(d), (e), (g), and (n), and 3.1(c).

11.           COUNTERPARTS.  This Loan Modification Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

12.          GOVERNING LAW.  THIS LOAN MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MARYLAND APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

13.           ENTIRE AGREEMENT.  The Existing Loan Documents as and when amended through this Loan Modification Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first written above.

BORROWER:

CELLDEX THERAPEUTICS, INC.

By	/s/ Anthony S. Marucci
Name:	Anthony S. Marucci
Title:	President and Chief Executive Officer

CELLDEX RESEARCH CORPORATION

By	/s/ Anthony S. Marucci
Name:	Anthony S. Marucci
Title:	President and Chief Executive Officer

AGENT:

MIDCAP FUNDING V, LLC, as Agent

By	/s/ Luis Viera
Name:	Luis Viera
Title:	Managing Director

LENDERS:

MIDCAP FUNDING V, LLC, as a Lender

By	/s/ Luis Viera
Name:	Luis Viera
Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By	/s/ R. Hanes Whiteley
Name:	R. Hanes Whiteley
Title:	Duly Authorized Signatory